SUPPLEMENT dated January 4, 2007

To the PROSPECTUS of

Mellon Equity Large Cap Growth Fund

Mellon Equity Micro Cap Fund

Dated: February 1, 2007

(as supplemented July 19, 2007)

Effective December 31, 2007, two of The Bank of New York Mellon Corporation’s (“BNY Mellon”) investment adviser subsidiaries, Mellon Equity Associates LLP (“Mellon Equity”) and Mellon Capital Management Corporation (“Mellon Capital”), merged into one surviving investment adviser, Mellon Capital. After the merger, Mellon Capital remains an indirect wholly-owned subsidiary of BNY Mellon. The purpose of the transaction, for internal corporate reasons (i.e., administrative efficiency and economy), was to simplify and streamline BNY Mellon’s corporate structure with regard to these subsidiaries. Although Mellon Equity will no longer exist as a separate legal entity, substantially all of Mellon Equity’s investment processes, products and personnel responsible for the investment decision-making will remain with Mellon Capital for at least one year after the merger.

Effective January 1, 2008, Mellon Capital replaced Mellon Equity as the investment adviser to the Mellon Equity Large Cap Growth Fund and the Mellon Equity Micro Cap Fund. There have been no changes to the terms of the investment advisory agreement or to the portfolio manager line-up of either fund.

Also effective January 1, 2008, the Mellon Equity Large Cap Growth Fund changed its name to the “Mellon Capital Large Cap Growth Fund” and the Mellon Equity Micro Cap Fund changed its name to the “Mellon Capital Micro Cap Fund.”

About Mellon Capital:

Mellon Capital manages over $193 billion in assets for 584 clients, as of September 30, 2007. Mellon Capital advises its clients on equity securities and asset allocation. The current investment products for Mellon Capital include, among other products: (i) active domestic and international equity and enhanced index products; (ii) passive domestic equity index products; and (iii) active tactical asset allocation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE